EXHIBIT 10.3

SUBSCRIPTION AGREEMENT

OFFERING OF SHARES OF COMMON STOCK OF

INTELLIGENT BUYING, INC.

ACCREDITED INVESTORS ONLY

THE SHARES OF COMMON STOCK (THE “SHARES”) OF INTELLIGENT BUYING, INC. (“INTB” OR THE “COMPANY”) SUBJECT TO THIS SUBSCRIPTION AGREEMENT (THIS “SUBSCRIPTION AGREEMENT”) ARE SECURITIES WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE BEING OFFERED) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, PROVIDED BY REGULATION D, RULE 506(b), AND MAY BE PURCHASED ONLY BY “ACCREDITED INVESTORS” (AS THAT TERM IS DEFINED IN THE ACT). THE DEFINITION OF “ACCREDITED INVESTOR” IS SET FORTH IN SECTION 4. OF THIS SUBSCRIPTION AGREEMENT.

January 1, 2020

1,707,436 pre-forward split shares; pre-forward split price of $1.1713469 per share.

$2,000,000 Total Offering

Minimum Purchase per Investor: $50,000

INTELLIGENT BUYING, INC. (“INTB” or the “Company”) is offering a minimum of 883,598 shares ($1,035,000 in gross proceeds), up to a maximum of 1,707,436 common  shares (maximum proceeds of $2,000,000), at a pre-forward split offering price of $1.1713469 per share, which will be approximately $.156 per share after a proposed, approximate 7.5-for-1 forward split.  The purpose of the offering is to enable INTB to complete its proposed and signed acquisition (the “Acquisition”) of Jaguaring, Inc., d/b/a Cannavolve (“Cannavolve”) as described herein, and for working capital.  If and when INTB completes its acquisition of Cannavolve, the Company then intends to effect an approximate 7.5-for-1 forward split of all issued and outstanding common shares, after completing the Acquisition The offering is being made on a minimum $1,035,000-maximum $2,000,000  basis, meaning that Purchasers’ subscriptions: (a) are being maintained in the Escrow Account noted in the signature page; or (b) will consist of the conversion of convertible promissory notes (the “Notes”) owed by INTB to certain Noteholders (the proceeds of which Notes has previously been received by the Company).  At least $1,035,000 (883,598 shares) must be subscribed to and accepted by the Company on or before January 6, 2020, or the subscriptions being held in escrow will be returned to subscribers.

The amended Reorganization Agreement with Cannavolve has been signed, but the Acquisition has not been completed, and will not be completed until all  pre-closing conditions to the Acquisition are completed, including the filing of the so-called “Super 8-K” containing audited financial statements of both INTB and CANNAVOLVE.  If at least the minimum proceeds ($1,035,000) is subscribed to before the Acquisition of Cannavolve is completed, the Company will nevertheless accept the subscriptions for at least the minimum proceeds (provided that each proposed investor is an “Accredited Investor” and otherwise acceptable to the Company).  Upon acceptance of at least the minimum proceeds, (a) certain Promissory Notes held by Noteholders will be converted into restricted INTB common shares at a conversion rate of $1.1713469 per pre-forward split share, and (b) subscribers whose funds are being held in escrow will be released to INTB, and those subscribers will be issued restricted shares at the same price of $1.1713469 per share.

If and when at least the minimum proceeds is received and accepted by the Company, additional subscriptions will be deposited directly into the Company’s account as and when they are received and accepted.  The offering will terminate on the sooner to occur of: (a) the maximum of $2,000,000 being received from subscribers and accepted by INTB, i.e., 1,707,436 pre-forward split restricted INTB shares; or (b) March 31, 2020.

The proposed approximate 7.5-for-1 forward split of INTB’s post-Acquisition issued and outstanding common shares is intended to take place as soon as practicable after the closing of the Acquisition.

Reference is hereby made to the following Exhibits to this Subscription Agreement, which are incorporated by reference and made a part hereof:

Exhibit “A”: The link to INTB’s filings with the Securities and Exchange Commission.

Exhibit “B”: The Second Amended Reorganization Agreement between INTB and Cannavolve, dated December 31, 2019

Exhibit “C”: Cannavolve (Sentient Brands) Investor Deck

Exhibit “D”: Audited Balance Sheet and Income Statement of Cannavolve, as of and for the fiscal year ended December 31, 2018.

Exhibit “E”: 9 Months 2019

1.

SUBSCRIPTION

(a)

The undersigned (the “Purchaser”) hereby subscribes to purchase the number of Shares inserted in the Signature Page below (minimum subscription $50,000) in Intelligent Buying, Inc. (the “Company”), a California corporation, for the aggregate price inserted in the Signature Page, all in accordance with the terms and conditions of this Subscription Agreement and the Exhibits attached hereto and made a part hereof, as the same may be amended or supplemented from time to time, including the Exhibits thereto (collectively, the “Offering Documents”).

The Purchaser’s subscription consists of either conversion of an outstanding convertible promissory note (the “Note”), or the purchase of common shares of the Company, as noted on the Subscription Page.

The Purchaser acknowledges and agrees that this subscription cannot be withdrawn, terminated or revoked. The Purchaser agrees to become a shareholder of the Company if the Company, in its sole and absolute discretion, accepts any portion of this subscription, upon, and assuming, the Closing of the Acquisition, as to which there is no assurance. This subscription is not transferable or assignable by the Purchaser.

(b)

This subscription may be rejected as a whole or in part by the Company in its sole and absolute discretion. If this subscription is rejected, the Purchaser’s funds shall be returned to the extent of such rejection, without interest, charge or deduction.  This subscription shall be binding on the Company only upon acceptance by the Company and to the extent of such acceptance. Until the Purchaser’s subscription is accepted or returned, the Purchasers’ subscription will be held in an Escrow Account, as set forth above.

(c)

This is an Agreement to purchase the Shares on an if and when issued basis; and the Purchaser will become a Shareholder only when the Purchaser’s funds are transferred to the operating account of the Company and after all other procedural requirements of the offering of the Shares (this “Offering”) have been completed.

(d)

The Purchaser’s rights and responsibilities will be governed by the terms and conditions of this Subscription Agreement and the Offering Documents. The Company will rely upon the information provided by the Purchaser in this Subscription Agreement and the Appendix, to confirm that the Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Act.

2.

GENERAL REPRESENTATIONS AND WARRANTIES

By signing below, the Purchaser represents and warrants as follows:

(a)

I have received and read the Offering Documents, and I am familiar with the proposed business, operations, properties and financial condition of the Company. I have relied solely upon the Offering Documents and independent investigations made by me or my representative with respect to my investment in the Shares. No oral or written representations beyond the Offering Documents have been made to me or been relied upon by me.

(b)

I have been given the opportunity to discuss any questions and concerns with representatives of the Company. I (i) am over the age of 21 (if an individual); (ii) have adequate means of providing for my current needs and possible contingencies, and  have no need for liquidity of my investment in the Company; (iii) can bear the economic risk of losing my entire investment therein; (iv) have such knowledge and experience in business and financial matters, alone or with a purchaser representative, so that I am capable of evaluating the relative risks and merits of this investment; (v) understand the speculative nature and uncertainty of the Company's business; and (vi) understand that I may lose my entire investment.

(c)

I am purchasing the Shares for my own account (or for a trust if I am a trustee), for investment purposes only and not with a view or intention to resell or distribute the same. I have no present intention, agreement or arrangement to divide my participation with others or to resell, assign, transfer or otherwise dispose of all of part of the Shares, or to do so after the passage of a certain amount of time.

(d)

I or my investment or other professional advisors have such knowledge and experience in financial and business matters such that I can evaluate the risks of the prospective investment and to make an informed investment decision. I have been advised to consult my own attorney concerning this investment and to consult with independent tax counsel and/or advisors regarding the tax considerations of purchasing the Shares and investing in the Company. I have carefully reviewed the definition of

“Accredited Investor” set forth in section 4 below; and I represent and warrant to the Company that I am an Accredited Investor.

(e)

I have carefully reviewed the Offering Documents. I have carefully evaluated my financial resources and investment position and acknowledge that I am able to bear the economic risks of this investment. I further acknowledge that my financial condition is such that I am not under any present necessity or constraint to dispose of the Shares to satisfy any existent or contemplated debt or undertaking. I have adequate means of providing for my current needs and possible contingencies, have no need for liquidity in my investment and can afford to lose my entire investment in the Shares.

(f)

I have been advised that the Shares have not been registered under the Securities Act or qualified under any state securities laws, on the basis, among others, that no public offering of the Shares is being effected and the Shares will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of Section 4(a)(2) of the Securities Act or under the Rules and Regulations of the Securities and Exchange Commission. I acknowledge and agree that the stock certificate, when issued to me, will bear a restrictive legend substantially similar to the following:

"These securities have not been registered under the Securities Act of 1933, as amended.  They may not be sold or transferred in the absence of an effective Registration Statement under that Act, or without an opinion of counsel satisfactory to the Company that such registration is not required."

(g)

All information which I have furnished in this Subscription Agreement, concerning myself, my financial position, my knowledge of financial and business matters, and my being an “Accredited Investor,” is correct, current and compete and does not fail to omit a material fact with respect thereto.

3.

PATRIOT ACT AND ANTI-MONEY LAUNDERING REPRESENTATIONS

(a)

The undersigned represents that all evidence of identity provided is genuine and all related information furnished is accurate.

(b)

The undersigned agrees to provide any information deemed necessary by the Company, in its sole and absolute discretion, to comply with any applicable anti-money laundering and anti-terrorist financing program(s) and related responsibilities. The Undersigned acknowledges that the Company may require additional information about the Underlying Investor (defined below) and/or any person or entity representing the Underlying Investor in order to comply with applicable law. The undersigned agrees promptly to provide any such information required by law.

(c)

The undersigned represents that:

The undersigned is acquiring the Shares for his, her or its own account, risk and beneficial interest, and, additionally:

•

is not acting as agent, representative, intermediary/nominee or in any similar capacity for any other person;

•

does not have any intention or obligation to sell, distribute, assign or transfer all or a portion of the Shares to any other person; and

•

no other person will have a beneficial or economic interest in the Shares, or any portion thereof.

(d)

The undersigned understands that the Company prohibits any investment in the Company by or on behalf of the following persons (each, a “Prohibited Investor”):

•

A person, country, territory or entity whose name appears on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control;

•

A foreign shell bank (a bank without a physical presence in any country and as defined in the U.S.A. PATRIOT Act);

•

A “senior foreign political figure”, or any “immediate family” member or “close associate” of a senior foreign political figure. (A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws. A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure); and

•

Any other person or entity that the Company in its sole and absolute discretion determines to be a Prohibited Investor.

(e)

The undersigned acknowledges that as part of the Company’s responsibility for protection against money laundering, the Company and its appointed agents may require additional information including detailed verification of the identity of the Purchaser. The undersigned agrees that, upon request of the Company, it will provide such information as the Company may require to satisfy applicable anti-money laundering laws and regulations.

4.

INVESTOR ELIGIBILITY AND SUITABILITY STANDARDS

This Offering is being made in reliance on the exemption from the registration and qualification requirements of the Securities Act provided by Regulation D, Rule 506(b), and applicable state securities laws. The Company will accept subscriptions to purchase Shares only from persons who are “accredited investors” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

FOR ALL INVESTORS: An “accredited investor” is defined by Rule 501(a) of Regulation D as:

1.

Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

2.

Any natural person whose individual net worth or joint net worth, with that person’s spouse, at the time of their purchase exceeds $1,000,000, excluding the value of such person’s primary residence;

3.

Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities and Exchange Act of 1934 (the “Exchange Act”); any insurance company as defined in Section 2(13) of the Exchange Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company (SBIC) licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors;

4.

Any private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940;

5.

Any organization described in Section 501(c)(3)(d) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

6.

Any director or executive officer, or general partner of the issuer of the securities being sold, or any director, executive officer or general partner of a general partner of that issuer;

7.

Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii); or

8.

Any entity in which all the equity owners are accredited investors as defined above.

5.

MISCELLANEOUS

(a)

CHOICE OF LAW: This Subscription Agreement will be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law.

(b)

ENTIRE AGREEMENT: This Subscription Agreement constitutes the entire agreement between and among the parties and may be amended only by written agreement between all parties.

(c)

BINDING ARBITRATION: Any dispute under this Subscription Agreement will be resolved under the then prevailing arbitration rules in the County of New Castle, State of Delaware.

(d)

TERMINATION OF AGREEMENT: If this subscription is rejected, in whole or in part, by the Company, then, to the extent rejected, (i) this Subscription Agreement shall be null and void and of no further force and effect; (ii) no party shall have any rights against any other party; and (iii) the Company shall promptly request that the Escrow Agent return the funds delivered with this Subscription Agreement without interest, charge or deduction.

(e)

TAXES. There is no discussion of the Federal or state income tax considerations arising from investment in the Company set forth in the Offering Documents. The Federal income tax considerations to the Purchaser of investment in the Company will depend on individual circumstances. There can be no assurance the Internal Revenue Code of 1986, as amended (the “Code”), or the Regulations under the Code will not be amended in a manner adverse to the interests of the Purchaser or the Company. All Purchasers are strongly advised to obtain independent advice regarding the tax consequences of the purchase of the Shares and an investment in the Company under Federal and applicable state tax laws, or the tax laws of other jurisdictions for Purchasers subject to other tax jurisdictions.

(f)

DULY AUTHORIZED. If the Purchaser is a corporation, limited liability company, partnership, trust or other entity, the individuals signing in its name and on its behalf are duly authorized to execute and deliver this Subscription Agreement on behalf of such entity, and the purchase of the Shares by such entity will not violate any law or agreement by which it is bound.

(g)

SUCCESSORS. This Subscription Agreement and the representations, warranties and agreements contained herein shall be binding on the Purchaser's directors, officers, other employees, agents, successors, assigns, heirs, legal representatives and other affiliates and shall inure to the benefit of the respective successors and assigns of the Company and its directors, officers, other employees, agents, representatives and other affiliates. If the Purchaser is more than one person, the obligations of all of them shall be joint and several, and the representations and warranties contained herein shall be deemed to be made by and to be binding upon each such person and his/her/its respective heirs, executors, administrators, successors and assigns.

(h)

INDEMNIFICATION. The Purchaser shall indemnify and defend the Company and its directors, officers, other employees, agents, representatives and other affiliates from and against any and all liability, damage, cost or expense (including attorneys’ fees) arising out of or in connection with:

(i)

Any inaccuracy in, or breach of, any of the Purchaser’s representations, warranties,  covenants or agreements set forth in this Subscription Agreement or any other document or writing delivered to the Company;

(ii)

Any Transfer by the Purchaser of all or any of the Shares in violation of this Subscription Agreement or applicable law; or

(iii)

Any action, suit, proceeding or arbitration alleging any of the foregoing.

(i)

CHANGES IN INFORMATION. The Purchaser agrees to notify the Company promptly of any material change in any statement or response made in this Subscription Agreement before acceptance by the Company of this subscription.

6.

FORM OF OWNERSHIP; IDENTIFYING INFORMATION

The undersigned Purchaser intends to hold the Shares as indicated as part of the electronic subscription process, and acknowledges and agrees that the Company reserves the right to ask the Purchaser for additional information regarding form of ownership and other identifying information before accepting this subscription.

SUBSCRIPTION, SIGNATURE PAGE AND APPENDIX FOLLOW

SUBSCRIPTION INFORMATION AND SIGNATURE

Total Number of Shares Subscribed For: _________*   Aggregate Purchase Price $                  *

               *For cash purchase or Note conversion; do not include Late Payment Shares (see below).  Divide Aggregate Purchase Price by $1.1713469 per share.

Method of Subscribing: (a) Purchase of _______ common shares; and/or (b) conversion of $_______ Note; and (if applicable), (c) _________ the number of additional shares being issued to you for late repayment of your Note (the “Late Payment Shares”), for which no cash payment is required.*

               *Fill in whether (a) or (b), or both. If purchase of shares, subscription is currently in the IOLA Trust Account of John B. Lowy, P.C. If conversion of Note, see signature agreement below.

Name _____________________________________   Tax ID Number: ___________________

First

Middle

      Last

Residential Address: _____________________________

         _____________________________

Address for Notices (if different): ___________________________

eMail Address: _______________________________

 copy to (if anyone): _______________________________

The undersigned has carefully read the definition of “Accredited Investor” set forth above in Section 4 of this Subscription Agreement, and affirms, warrants and represents that the undersigned is an “Accredited Investor” by reason of subsection(s) _________ of that definition.

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, intending to be legally bound, has executed this Subscription Agreement on January __, 2020.  If purchasing by Note conversion, upon acceptance of this Subscription the Purchaser hereby irrevocably elects to convert the Note into the number of INTB shares set forth above, and to return the Note to INTB, marked “Paid.”:

____________________________________

Signature

ACCEPTANCE: SUBSCRIPTION NOT VALID UNTIL ACCEPTED BY COMPANY

Subject to the terms and conditions of this Subscription Agreement, the Company hereby accepts this Subscription, in the following amount: $_______________, for the number of Shares set forth above:

INTELLIGENT BUYING, INC.

By:
Philip Romanzi, CEO

EXHIBIT “A”

https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&filenum=001-34861&owner=exclude&count=40

EXHIBIT “B”

Second Amended Reorganization Agreement with Cannavolve - https://bit.ly/2FaG7Bi

EXHIBIT “C”

Link to Business Plan:    SENTIENT BRANDS   Œuvre Skin Care

EXHIBIT “D”

Consolidated financial statements for the fiscal year ended December 31, 2018: https://bit.ly/2ZKsfHl

EXHIBIT “E”

9 Months 2019   https://bit.ly/2MEWquk